UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2005

NAVISTAR FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-4146-1	36-2472404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road, Suite 1800

Schaumburg, Illinois 60173

(Address of Principal Executive Offices, including Zip Code)

(630) 753-4000

(Registrant’s Telephone Number, Including Area Code)

2850 W. Golf Road

Rolling Meadows, Illinois 60008

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On July 1, 2005, Registrant entered into the Amended and Restated Credit Agreement, by and among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objeto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and The Bank of Nova Scotia, as documentation agent.

Item 8.01. Other Events.

On June 29, 2005, Truck Retail Instalment Paper Corp. (“TRIP”), a wholly-owned special purpose subsidiary of the Registrant, entered into the Series 2005-1 Supplement to that certain Indenture, dated as of October 16, 2000 (the “Indenture”), by and between TRIP and The Bank of New York (“BankNY”), as indenture trustee, as supplemented by the Series 2000-1 Supplement to the Indenture, dated October 16, 2000, as further supplemented by Supplement No. 1 to Indenture, dated as of July 24, 2001, and as further supplemented by Supplement No. 2 to Indenture, dated as of July 31, 2002, relating to its $477,000,000 Series 2005-1 Floating Rate Asset Backed Notes, Class A, and $23,000,000 Series 2005-1 Floating Rate Asset Backed Notes, Class B.

In addition, on June 29, 2005, TRIP and BankNY entered into Supplement No. 3 to Indenture, the principal purpose of which was to, among other things, amend the Granting Clause and the definitions of “Eligible Receivable”, “Pool Composition Condition”, “Telerate Page 3750” and “Warranty Receivable”, and deleting the definition of “Priority of Payments.”

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 10.01	Amended and Restated Credit Agreement, dated as of July 1, 2005.

Exhibit 10.02	Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005.

Exhibit 10.03	Series 2005-1 Supplement, dated as of June 29, 2005.

Exhibit 10.04	Supplement No. 3 to Indenture, dated as of June 29, 2005.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVISTAR FINANCIAL CORPORATION

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Its:	Vice President and Treasurer

Date: September 1, 2005

INDEX OF EXHIBITS

Exhibit No.	Description
Exhibit 10.01	Amended and Restated Credit Agreement, dated as of July 1, 2005.

Exhibit 10.02	Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005.

Exhibit 10.03	Series 2005-1 Supplement, dated as of June 29, 2005.

Exhibit 10.04	Supplement No. 3 to Indenture, dated as of June 29, 2005.